================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



[X]    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: MARCH 31, 2000



                         COMMISSION FILE NUMBER 0-28292
                         ------------------------------

                              BANK PLUS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                     95-4571410
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)

      4565 COLORADO BOULEVARD                                  90039
      LOS ANGELES, CALIFORNIA                                (Zip Code)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 549-3116


   FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE


================================================================================

This Report is filed pursuant to Item 5 of Form 8-K to report the execution of standstill agreements with two groups of stockholders. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

                                    EXHIBITS
                                    --------

1. Standstill Agreement dated March 30, 2000 between Bank Plus Corporation and Strome Partners, L.P.; Strome Offshore Limited; Strome Hedgecap Fund, L.P.; Strome Hedgecap Limited; Strome Investment Management, L.P.; SSCO, Inc. and Mark E. Strome.

2. Standstill Agreement dated March 31, 2000 between Bank Plus Corporation and Jeffrey L. Gendell; Tontine Management, L.L.C.; Tontine Partners, L.P.; Tontine Financial Partners, L.P. and Tontine Overseas Associates, L.L.C.

3.       News Release dated April 5, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2000                               BANK PLUS CORPORATION



                                            By:  /S/ GODFREY B. EVANS
                                               ---------------------------------
                                               Godfrey B. Evans
                                               Executive Vice President,
                                               Chief Administrative Officer, and
                                               General Counsel

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.         DESCRIPTION
-----------         -----------


1. Standstill Agreement dated March 30, 2000 between Bank Plus Corporation and Strome Partners, L.P.; Strome Offshore Limited; Strome Hedgecap Fund, L.P.; Strome Hedgecap Limited; Strome Investment Management, L.P.; SSCO, Inc. and Mark E. Strome.

2. Standstill Agreement dated March 31, 2000 between Bank Plus Corporation and Jeffrey L. Gendell; Tontine Management, L.L.C.; Tontine Partners, L.P.; Tontine Financial Partners, L.P. and Tontine Overseas Associates, L.L.C.

3.       News Release dated April 5, 2000.

                                                                  Exhibit No. 1.


BANK PLUS CORPORATION
A HOLDING COMPANY FOR FIDELITY FEDERAL BANK

     MARK K. MASON
     CHIEF EXECUTIVE OFFICER





March 30, 2000


Strome Partners, L.P. ("SPLP")
Strome Offshore Limited ("Offshore")
Strome Hedgecap Fund, L.P. ("Hedgecap Fund")
Strome Hedgecap Limited ("Hedgecap Limited")
Strome Investment Management, L.P. ("Management")
SSCO, Inc. ("SSCO")
Mark E. Strome ("Strome")

                  Re:      Standstill Agreement
                           --------------------

Gentlemen:

                  Each of you is either a stockholder of Bank Plus Corporation (the "Company") or an affiliate or officer of a stockholder of the Company (collectively, the "Strome Stockholders"). On December 17, 1999, certain of the Strome Stockholders notified the Company of their intention to call a special meeting of stockholders of the Company to expand the size of the Company's Board of Directors (the "Board") and to elect as additional directors of the Company a slate of nominees selected by the Strome Stockholders and possibly other stockholders. On February 18, 2000, certain of the Strome Stockholders, through Cede & Co., notified the Company of their intention to nominate two individuals for election as directors at the Company's 2000 annual meeting of stockholders (the "2000 Annual Meeting"). At or before the 2000 Annual Meeting, Lilly V. Lee and Waldo H Burnside will cease to be directors of the Company. In order to avoid the time and expense of a protracted proxy contest, the parties agree as follows:

                  1. Subject to the non-objection of the Office of Thrift Supervision (the "OTS") pursuant to 12 C.F.R. ss.563.585 (the "OTS Non-Objection") and the satisfaction of the provisions of Section 2 hereof, the Board will nominate Jeffrey E. Susskind and Thomas E. King (together with Substitute Nominees, as defined below, the "Strome Designees") for election as directors of the Company at the 2000 Annual Meeting for terms expiring at the Company's annual meetings of stockholders in 2003 and 2002, respectively (although the Company reserves the right to nominate Mr. King for a term expiring in 2003). The Company shall, upon execution of this Agreement, notify the OTS in accordance with 12 C.F.R. ss.563.560 ET SEQ. of the nomination of the Strome Designees to the Board, and shall promptly take any and all other actions necessary or appropriate, including the filing of any required notices, forms or other instruments with the OTS and any other regulatory authority having jurisdiction thereof, the approval or non-objection of which is required for the Strome Designees to serve on the Board. The Strome Stockholders shall cause the Strome Designees to provide such information as may reasonably be requested by the Company in order for the Company to fulfill its obligations under with 12 C.F.R. ss.563.560 ET SEQ.

Mark E. Strome/Strome
Page 2
March 30, 2000


                  If the OTS objects to the inclusion of Mr. Susskind or Mr. King on the Board, the Board and the Strome Stockholders shall work in good faith to designate a replacement nominee (the "Substitute Nominee") as a director of the Company acceptable to both the Strome Stockholders and the Board. The nomination of the Substitute Nominee to the Board shall be subject to OTS Non-Objection.

                  2. The Strome Stockholders acknowledge and agree that the terms of this Agreement and the transactions contemplated hereby will not be used to facilitate an acquisition of control of the Company by the Strome Stockholders. As a condition to the nomination of the Strome Designees to the Board, each of such individuals shall execute and deliver to the Company his written resignation from the Board and from the boards of directors of any direct or indirect subsidiaries of the Company, effective five calendar days following written notice from the Company to the Strome Stockholders and the Strome Designees of a breach by any of the Strome Stockholders of any provision of paragraph 3 of this Agreement, which notice shall describe such breach in reasonable detail.

                  3. Subject to paragraph 4 below, each of the Strome Stockholders executing this Agreement below hereby agrees that, from the date hereof through April 30, 2001, each of the Strome Stockholders shall not, individually or collectively, (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities, direct or indirect rights or options to acquire any voting securities, or securities or instruments convertible into voting securities, of the Company if, after giving effect to the acquisition of such voting securities (whether or not actually acquired), the Strome Stockholders would beneficially own (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in excess of 9.62% of the outstanding voting securities of the Company; PROVIDED, HOWEVER, that any increase in the Strome Stockholders' percentage ownership of voting securities of the Company due to a redemption or repurchase by the Company of its voting securities shall not be deemed to be an acquisition of the Company's voting securities; (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission) securities of the Company, or seek to advise or influence any person or entity with respect to any voting of any securities of the Company on any matter submitted, or to be submitted to, the stockholders of the Company; (c) call, or participate in calling, any special meeting of the stockholders of the Company; (d) form, join or in any way participate in a "group" (other than the Strome Stockholders) within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of the Company; (e) make any public announcement with respect to or make or submit a proposal or offer (with or without conditions) for the securities or assets of the Company or any extraordinary transaction involving the Company or any of its subsidiaries; (f) otherwise act alone or in concert with others to seek to control the management, Board of Directors or policies of the Company (other than by virtue of the participation of the Strome Designees on the Board); (g) make any filing or application with any governmental agency seeking control or a rebuttal of a presumption of control of the Company or Fidelity Federal Bank, a FSB (the "Bank"), under federal laws and regulations, including, without limitation, 12 C.F.R. Part 574, except for a filing seeking a rebuttal of a presumption of control of the Company or the Bank in response to an assertion by the OTS that such a filing is necessitated by virtue of the Strome Stockholders' 9.62% beneficial ownership of the Company's voting securities and the addition of the Strome Designees to the Board; or (h) propose any of the foregoing unless and until such proposal is specifically invited or approved by the Company.

Mark E. Strome/Strome
Page 3
March 30, 2000


                  4. The Strome Stockholders hereby withdraw their notice to the Company of their intention to nominate candidates for election as directors of the Company at the 2000 Annual Meeting. Notwithstanding anything to the contrary in paragraph 3 hereof, each of the Strome Stockholders shall vote all of its securities of the Company in favor of the director nominees (who shall include the Strome Designees) proposed by the Board at the 2000 Annual Meeting.

                  5. All parties hereto agree and acknowledge that the Board is placing material reliance on the terms of this Agreement as a basis of and condition to the Board's appointment of the Strome Designees as directors of the Company.

                  6. Each of the Strome Stockholders hereby acknowledges and agrees that it is aware that the United States securities laws may prohibit any person who has material non-public information about a company from purchasing or selling securities of that company.

                  7. This Agreement shall terminate upon the earliest to occur of the following: (i) the failure of the Strome Designees to be approved by the OTS as directors of the Company within 60 days of receipt by the Company from both Strome Designees of completed and executed forms and disclosures necessary for submission to the OTS; (ii) the failure of the Strome Designees to be elected directors of the Company at the 2000 Annual Meeting; (iii) the resignation, on or after the 60th day preceding the first anniversary of the date on which the Company first mails proxy materials to stockholders for the 2000 Annual Meeting, of the Strome Designees from the Board and from the boards of directors of any direct or indirect subsidiaries of the Company on which they serve; or (iv) April 30, 2001. No rights or obligations shall survive the termination of this Agreement except for claims arising from, or in connection with, the breach of this Agreement.

                  8. It is understood and agreed that monetary damages would not be a sufficient remedy for any breach or threatened breach of this Agreement. Each party hereto shall be entitled to equitable relief by way of injunction or specific performance if any other party or any of their respective officers, directors, investment bankers, attorneys, accountants or other representatives breach, or threaten to breach, any of the provisions of this Agreement, such remedy by way of equitable relief being cumulative, and not exclusive, of any other remedies and/or rights that the complaining party shall be entitled to exercise. It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

Mark E. Strome/Strome
Page 4
March 30, 2000


                  9. In the event of any dispute between the parties hereto regarding the performance or interpretation of this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and other expenses, in addition to any other relief to which such party may be entitled.

                  10. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Delaware, without regard to the principles of conflict of laws.

                  11. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successors and assigns of the parties hereto.

                  12. This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or understandings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

                  13. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telecopy (confirmed in writing) or telex, or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties as follows:

If to the Company:
                                           With a copy to:
   Bank Plus Corporation                        Gibson, Dunn & Crutcher LLP
   4565 Colorado Boulevard                      333 South Grand Avenue
   Los Angeles, CA 91209-1631                   Los Angeles, CA 90071
   Attention:  General Counsel                  Attention: Dhiya El-Saden, Esq.

If to the Strome Stockholders:
                                           With a copy to:
   c/o Strome Investment Management, L.P.       Cadwalader, Wickersham & Taft
   100 Wilshire Boulevard                       100 Maiden Lane
   15th Floor                                   New York, NY 10038
   Santa Monica , CA 90401                      Attention: Dennis J. Block, Esq.
   Attention:  Jeffrey S. Lambert

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  14. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

Mark E. Strome/Strome
Page 5
March 30, 2000



                  Kindly confirm that the foregoing represents our understanding and agreement in respect of this matter by signing below where indicated and returning the signed copy.

                                   Sincerely,

                                   BANK PLUS CORPORATION



                                   By: /S/ MARK K. MASON
                                      --------------------------------
                                           Mark K. Mason
                                      President and Chief Executive Officer


The undersigned Strome Stockholders hereby agree to the foregoing this 31, day of March, 2000.

STROME PARTNERS, L.P.                      STROME HEDGECAP FUND, L.P.

  By Strome Investment Management, L.P.,  By Strome Investment Management, L.P.,
          general partner                        general partner

       By SSCO, Inc., general partner         By SSCO, Inc., general partner



By:  /S/ MARK. E. STROME                  By: /S/ MARK. E. STROME
    -----------------------------            -----------------------------

STROME OFFSHORE LIMITED                   STROME HEDGECAP LIMITED


By:  /S/ MARK. E. STROME                  By: /S/ MARK. E. STROME
    -----------------------------            -----------------------------

STROME INVESTMENT                         SSCO, INC.
MANAGEMENT, L.P.

    By SSCO, Inc., general partner

By:  /S/ MARK. E. STROME                  By: /S/ MARK. E. STROME
    -----------------------------            -----------------------------


By:  /S/ MARK. E. STROME
    -----------------------------
     MARK E. STROME

                                                                  Exhibit No. 2.
BANK PLUS CORPORATION
A HOLDING COMPANY FOR FIDELITY FEDERAL BANK

MARK K. MASON
CHIEF EXECUTIVE OFFICER
TEL: 818/549-3188; FAX: 818/549-3525




                                 March 31, 2000


Jeffrey L. Gendell
Tontine Management, L.L.C.,
Tontine Partners, L.P.
Tontine Financial Partners, L.P.,
Tontine Overseas Associates, L.L.C.


                  Re:      Standstill Agreement
                           --------------------

Gentlemen:

                  Each of you is either a stockholder of Bank Plus Corporation (the "Company") or an affiliate or officer of a stockholder of the Company (collectively, the "Tontine Stockholders"). The Company has represented to the Tontine Stockholders that, as of March 24, 2000, there were 19,441,866 shares of the Company's common stock outstanding, and, based thereon, the Tontine Stockholders have represented to the Company that they beneficially own as of the date hereof 9.95% of the outstanding common stock of the Company. At or before the Company's 2000 annual meeting of stockholders (the "2000 Annual Meeting"), Lilly V. Lee and Waldo H Burnside will cease to be directors of the Company. The Company has offered to the Tontine Stockholders, and the Tontine Stockholders have accepted, the opportunity to designate an individual to serve as a director on the Company's Board of Directors (the "Board"). After a review of the Tontine Stockholders' proposed candidate, the Board is willing to nominate such candidate for election as a director of the Company, subject to the parties' execution of this Agreement. The Board will also be nominating Jeffrey E. Susskind, Thomas E. King and Irving R. Beimler for election as directors at the 2000 Annual Meeting. Accordingly, the parties agree as follows:

                  1. Subject to the non-objection of the Office of Thrift Supervision (the "OTS") pursuant to 12 C.F.R. ss.563.585 (the "OTS Non-Objection") and the satisfaction of the provisions of Section 2 hereof, the Board will nominate Steven M. Ellis (together with Substitute Nominee, as defined below, the "Tontine Designee") for election as a director of the Company at the 2000 Annual Meeting for a term expiring at the Company's annual meeting of stockholders in 2003. The Company shall, upon execution of this Agreement, notify the OTS in accordance with 12 C.F.R. ss.563.560 ET SEQ. of the nomination of the Tontine Designee to the Board, and shall promptly take any and all other actions necessary or appropriate, including the filing of any required notices, forms or other instruments with the OTS and any other regulatory authority having jurisdiction thereof, the approval or non-objection of which is required for the Tontine Designee to serve on the Board. The Tontine Stockholders shall cause the Tontine Designee to provide such information as may reasonably be requested by the Company in order for the Company to fulfill its obligations under with 12 C.F.R. ss.563.560 ET SEQ.

               Mailing Address: P. O. Box 1631, Glendale, CA 91209 Delivery Address: 4565 Colorado Boulevard, Los Angeles, CA 90039

Jeffrey L. Gendell/Tontine
Page 2
March 31, 2000

                  If the OTS objects to the inclusion of Mr. Ellis on the Board, the Board and the Tontine Stockholders shall work in good faith to designate a replacement nominee (the "Substitute Nominee") as a director of the Company acceptable to both the Tontine Stockholders and the Board. The nomination of the Substitute Nominee to the Board shall be subject to OTS Non-Objection.

                  2. The Tontine Stockholders acknowledge and agree that the terms of this Agreement and the transactions contemplated hereby will not be used to facilitate an acquisition of control of the Company by the Tontine Stockholders. As a condition to the nomination of the Tontine Designee to the Board, the Tontine Designee shall execute and deliver to the Company his written resignation from the Board and from the boards of directors of any direct or indirect subsidiaries of the Company, effective five calendar days following written notice from the Company to the Tontine Stockholders and the Tontine Designee of a breach by any of the Tontine Stockholders of any provision of paragraph 3 of this Agreement, which notice shall describe such breach in reasonable detail.

                  3. Subject to paragraph 4 below, each of the Tontine Stockholders executing this Agreement below hereby agrees that, from the date hereof through April 30, 2001, each of the Tontine Stockholders shall not, individually or collectively, (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities, direct or indirect rights or options to acquire any voting securities, or securities or instruments convertible into voting securities, of the Company if, after giving effect to the acquisition of such voting securities (whether or not actually acquired), the Tontine Stockholders would beneficially own (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in excess of 9.95% of the outstanding voting securities of the Company; PROVIDED, HOWEVER, that any increase in the Tontine Stockholders' percentage ownership of voting securities of the Company due to a redemption or repurchase by the Company of its voting securities shall not be deemed to be an acquisition of the Company's voting securities; (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission) securities of the Company, or seek to advise or influence any person or entity with respect to any voting of any securities of the Company on any matter submitted, or to be submitted to, the stockholders of the Company; (c) call, or participate in calling, any special meeting of the stockholders of the Company; (d) form, join or in any way participate in a "group" (other than the Tontine Stockholders) within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of the Company; (e) make any public announcement with respect to or make or submit a proposal or offer (with or without conditions) for the securities or assets of the Company or any extraordinary transaction involving the Company or any of its subsidiaries; (f) otherwise act alone or in concert with others to seek to control the management, Board of Directors or policies of the Company (other than by virtue of the participation of the Tontine Designee on the Board); (g) make any filing or application with any governmental agency seeking control of the Company or Fidelity Federal Bank, a FSB (the "Bank"), under federal laws and regulations, including, without limitation, 12 C.F.R.
Part 574, except for a filing seeking a rebuttal of a presumption of control of the Company or the Bank either (i) as required by law or (ii) that may be required by virtue of the Tontine Stockholders' beneficial ownership of the Company's voting securities equaling or exceeding 10% due solely to a redemption or repurchase by the Company of its voting securities; or (h) propose any of the foregoing unless and until such proposal is specifically invited or approved by the Company.

Jeffrey L. Gendell/Tontine
Page 3
March 31, 2000

                  4. Notwithstanding anything to the contrary in paragraph 3 hereof, each of the Tontine Stockholders shall vote all of its securities of the Company in favor of the director nominees (who shall include the Tontine Designee) proposed by the Board at the 2000 Annual Meeting. Subject to the preceding sentence, the Tontine Stockholders may vote their securities of the Company in any manner they desire, and they may sell such securities.

                  5. All parties hereto agree and acknowledge that the Board is placing material reliance on the terms of this Agreement as a basis of and condition to the Board's appointment of the Tontine Designee as a director of the Company.

                  6. Each of the Tontine Stockholders hereby acknowledges and agrees that it is aware that the United States securities laws may prohibit any person who has material non-public information about a company from purchasing or selling securities of that company.

                  7. This Agreement shall terminate upon the earliest to occur of the following: (i) the failure of the Tontine Designee to be approved by the OTS as a director of the Company within 90 days of receipt by the Company from the Tontine Designee of completed and executed forms and disclosures necessary for submission to the OTS; (ii) the failure of the Tontine Designee to be elected a director of the Company at the 2000 Annual Meeting; (iii) the resignation, on or after the 60th day preceding the first anniversary of the date on which the Company first mails proxy materials to stockholders for the 2000 Annual Meeting, of the Tontine Designee from the Board and from the boards of directors of any direct or indirect subsidiaries of the Company on which he serves; or (iv) April 30, 2001. Expiration of this Agreement at April 30, 2001 without a breach thereof by the Tontine Stockholders shall not result in the removal of Mr. Ellis from the Board. Subject to the preceding sentence, no rights or obligations shall survive the expiration or termination of this Agreement except for claims arising from, or in connection with, the breach of this Agreement.

                  8. It is understood and agreed that monetary damages would not be a sufficient remedy for any breach or threatened breach of this Agreement. Each party hereto shall be entitled to equitable relief by way of injunction or specific performance if any other party or any of their respective officers, directors, investment bankers, attorneys, accountants or other representatives breach, or threaten to breach, any of the provisions of this Agreement, such remedy by way of equitable relief being cumulative, and not exclusive, of any other remedies and/or rights that the complaining party shall be entitled to exercise. It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

Jeffrey L. Gendell/Tontine
Page 4
March 31, 2000

                  9. In the event of any dispute between the parties hereto regarding the performance or interpretation of this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and other expenses, in addition to any other relief to which such party may be entitled.

                  10. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Delaware, without regard to the principles of conflict of laws.

                  11. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successors and assigns of the parties hereto.

                  12. This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or understandings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

                  13. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telecopy (confirmed in writing) or telex, or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties as follows:



If to the Company:
                                          With a copy to:
   Bank Plus Corporation                      Gibson, Dunn & Crutcher LLP
   4565 Colorado Boulevard                    333 South Grand Avenue
   Los Angeles, CA 91209-1631                 Los Angeles, CA 90071
   Attention:  General Counsel                Attention:  Dhiya El-Saden, Esq.

If to the Tontine Stockholders:
                                          With a copy to:
   c/o Jeffrey L. Gendell                     Schulte Roth & Zabel LLP
   Suite 3900                                 900 Third Avenue
   200 Park Avenue                            New York, NY 10022
   New York, NY 10166                         Attention: Steven J. Fredman, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  14. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

Jeffrey L. Gendell/Tontine
Page 5
March 31, 2000



                  Kindly confirm that the foregoing represents our understanding and agreement in respect of this matter by signing below where indicated and returning the signed copy.

                                   Sincerely,

                                   BANK PLUS CORPORATION



                                   By:  /S/ MARK K. MASON
                                       ---------------------------------
                                            Mark K. Mason
                                       President and Chief Executive Officer


The undersigned Tontine Stockholders hereby agree to the foregoing this 31 day of March, 2000.


TONTINE MANAGEMENT, L.L.C.                TONTINE PARTNERS, L.P.



By:  /S/ JEFFREY L. GENDELL               By: /S/ JEFFREY L. GENDELL
    -----------------------------            -----------------------------

TONTINE FINANCIAL PARTNERS, L.P.          TONTINE OVERSEAS ASSOCIATES, L.L.C.



By:  /S/ JEFFREY L. GENDELL               By: /S/ JEFFREY L. GENDELL
    -----------------------------            -----------------------------



By:  /S/ JEFFREY L. GENDELL
    -----------------------------
     JEFFREY L. GENDELL

                                                                  Exhibit No. 3.
BANK PLUS CORPORATION                                                  NEWS
A Holding Company for                                                RELEASE
FIDELITY FEDERAL BANK
4565 Colorado Boulevard
Los Angeles   CA  90039
(818) 549-3116


--------------------------------------------------------------------------------

           BANK PLUS CORPORATION REPORTS COMPLETION OF DEPOSIT SALES, NOMINATION OF DIRECTORS AND STATUS OF CREDIT CARD PORTFOLIO

Los Angeles, April 5, 2000 -- Bank Plus Corporation (NASDAQ: BPLS) ("Bank Plus" or the "Corporation") and its subsidiaries (the "Company"), which includes Fidelity Federal Bank, FSB, ("Fidelity" or the "Bank") today announced the following:

SALES OF DEPOSITS

On March 31, 2000 the Bank completed the previously reported sales of five of its branches with $333 million of deposits to First Federal Bank of California and Jackson Federal Bank in two separate transactions. These sales were funded with $250 million of multifamily loans, $59 million of cash and $4 million of other assets. As a result of these transactions, the Company will record a net gain on the sale of branches of $20 million after expenses of the transactions and losses incurred in the disposition of mortgage loans delivered in the transactions.

Fidelity is continuing to negotiate the sales of additional branches with up to $250 million of deposits.

NOMINATION OF DIRECTORS

In December 1999, Strome Partners, L.P., and certain affiliated entities (the "Strome Entities") disclosed in a public filing their dissatisfaction with the performance of the Company and its Board of Directors and their consideration of calling a special meeting of stockholders to (i) propose an amendment to the Company's Bylaws to increase the number of authorized directors of the Company and (ii) elect a slate of nominees

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

selected by the Strome Entities and possibly other stockholders to fill resulting vacancies and elect a majority of the Board of Directors. In February 2000, the Strome Entities informed the Company of their intention to present two nominees for election as directors at the Company's 2000 Annual Meeting. In response to these items and other requests for Board representation from certain large stockholders who have expressed frustrations about the Company's performance, the Board invited these stockholders to recommend candidates for nomination at the Company's 2000 Annual Meeting. As a result of this process, the size of the Board has been increased by one additional seat to nine persons and the Board has nominated Jeffrey E. Susskind and Thomas E. King, both recommended by the Strome Entities, and Steven E. Ellis, recommended by Tontine Management L.L.C., and affiliated entities (the "Tontine Entities"). In return, these stockholders have entered into one year standstill agreements with the Company.

In 1999 the Board appointed Irving Beimler as a director for a one year term pursuant to a standstill agreement the Company executed with Financial Institution Partners, L.P. and certain affiliated entities (the "FIP Entities") in compromise of a threatened proxy contest. The standstill agreement with the FIP Entities will expire without renewal or extension as of the 2000 Annual Meeting of stockholders. The Strome Entities and Tontine Entities required the renomination of Mr. Beimler to the Board of Directors as a condition to executing their respective standstill agreements.

CREDIT CARD  BALANCES AND DELINQUENCIES

As of March 31, 2000 total outstanding balances in the credit card portfolio of Fidelity were $183.0 million, a net decrease of $8.7 million from the February 29, 2000 balances, and total delinquencies decreased to 14.6% from 16.6% at February 29, 2000. The net decrease of $8.7 million was the result of $5.7 million of charge-offs and $3.0 million of net collections. The recent decreases in delinquencies are the result of a number of factors including seasonal collections trends, aging of the portfolio and changes in collections strategy.

                                      # # #

Bank Plus Corporation is the holding company for Fidelity Federal Bank, FSB, which offers a broad range of consumer financial services, including demand and time deposits and mortgage loans. In addition, through its affiliate Gateway Investment Services, Inc.,

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

a NASD-registered broker/dealer, Fidelity provides customers of the Bank with investment products, including mutual funds, annuities and insurance. Fidelity operates through 31 full-service branches, 30 of which are located in Southern California, principally in Los Angeles and Orange counties.

FORWARD LOOKING STATEMENTS

Certain statements included in this release, including without limitation statements containing the words "believes", "anticipates", "intends", "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Bank Plus and Fidelity to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors are referred to in Bank Plus's most recent Annual Report on Form 10-K as of December 31, 1999. A number of other factors may have a material adverse effect on the Company's financial performance. These factors include a national or regional economic slowdown or recession which increases the risk of defaults and credit losses; movements in market interest rates that reduce our margins or the fair value of the financial instruments we hold; restrictions imposed on the Bank's operations by regulators such as a prohibition on the payment of dividends to Bank Plus; failure of regulatory authorities to issue approvals or non-objection to material transactions involving the Bank; actions by the Bank's regulators that could adversely affect the Bank's capital levels; an increase in the number of customers seeking protection under the bankruptcy laws which increases the amount of charge-offs; the effects of fraud or other contract breaches by third parties or customers; the effectiveness of the Company's collection efforts; and the outcome of pending and future litigation. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. Bank Plus disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.



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


                        Outstanding Credit Card Balances
                              As of March 31, 2000
                             (Dollars in thousands)

                                                                             First
                                         MMG                ADC             Alliance            Total
                                         ---                ---             --------            -----
            Current Balances            $72,684            $71,068           $12,574           $156,326
                             ---------------------------------------------------------------------------
       Delinquent Balances :
               30 to 59 days              2,559              2,875             1,473              6,907
               60 to 89 days              2,109              2,379               926              5,414
              90 to 119 days              2,155              2,438               514              5,107
             120 to 149 days              2,293              2,622                 -              4,915
           150 days and over              2,093              2,283                 -              4,376
                             ---------------------------------------------------------------------------
         Total Delinquencies             11,209             12,597             2,913             26,719
                             ---------------------------------------------------------------------------

                             ---------------------------------------------------------------------------
              Total Balances            $83,893            $83,665           $15,487           $183,045
                             ===========================================================================

 Delinquency %
               30 to 59 days               3.1%               3.4%              9.5%               3.8%
               60 to 89 days               2.5%               2.9%              6.0%               2.9%
              90 to 119 days               2.6%               2.9%              3.3%               2.8%
             120 to 149 days               2.7%               3.1%              0.0%               2.7%
           150 days and over               2.5%               2.7%              0.0%               2.4%
                             ---------------------------------------------------------------------------
                       Total              13.4%              15.0%             18.8%              14.6%
                             ===========================================================================

            Available Credit            $17,612            $23,551            $1,852            $43,015
                                        -------            -------            ------            -------


Contact : Neil L. Osborne, Investor Relations, Bank Plus Corporation (818) 549-3116